Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 11, 2019, among BGC PARTNERS, INC., a Delaware corporation (the “Borrower”), the Lenders (defined herein) signatory hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (defined herein).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, each of the Persons identified as a “Lender” on the signature pages thereto and each other Person that becomes a lender in accordance with the Credit Agreement (together with their successors and assigns, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of November 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, including as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to so consent and make such amendments to the Credit Agreement, in each case, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to the Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The cover page of the Credit Agreement is amended to replace the reference to “MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED” with “BOFA SECURITIES, INC.”

(b)    The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“BofA Securities” means BofA Securities, Inc.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning specified in Section 11.20.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Extended Maturity Date” means February 26, 2021; provided, however, that if any such date is not a Business Day, the Extended Maturity Date shall be the next preceding Business Day.

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among the Borrower, the Lenders signatory thereto and the Administrative Agent.

“First Amendment Effective Date” means December 11, 2019.

“Non-Extending Lender” means a Lender (as of the First Amendment Effective Date) that did not execute the First Amendment, including any Eligible Assignee of such Lender (but only to the extent of the amount of any Commitment or Loans assigned), unless such Lender or such Eligible Assignee agrees in writing to not be a Non-Extending Lender.

“Original Maturity Date” means November 28, 2020; provided, however, that if any such date is not a Business Day, the Original Maturity Date shall be the next preceding Business Day.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning specified in Section 11.20.

“Supported QFC” has the meaning specified in Section 11.20.

“U.S. Special Resolution Regimes” has the meaning specified in Section 11.20.

(c)    The definition of “MLPFS” in Section 1.01 of the Credit Agreement is deleted.

(d)    The definition of “Arrangers” in Section 1.01 of the Credit Agreement is amended to replace the reference to “MLPFS” with “BofA Securities”.

(e)    The definition of “Availability Period” and clause (c) of the definition of “Indebtedness” in Section 1.01 of the Credit Agreement and Section 2.01(b) of the Credit Agreement are amended to replace each reference to “the Maturity Date” with “the Extended Maturity Date”.

(f)    The definition of “Fee Letter” in Section 1.01 of the Credit Agreement is amended to replace the reference to “MLPFS” with “BofA Securities (as successor in interest to Merrill Lynch, Pierce, Fenner & Smith Incorporated)”.

(g)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Maturity Date” means (a) with respect to each Lender (other than any Non-Extending Lender), the Extended Maturity Date, and (b) with respect to each Non-Extending Lender, the Original Maturity Date.

(h)    The last paragraph of Section 2.06 of the Credit Agreement is amended to read as follows:

Notwithstanding the foregoing, (A) a notice of termination of the Aggregate Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied and (B) if there are any Non-Extending Lenders as of the Original Maturity Date, (1) the Aggregate Revolving Commitments shall automatically be reduced on such date on a non-pro rata basis by the amount of Revolving Commitments of such Non-Extending Lenders and (2) the Revolving Commitments of such Non-Extending Lenders shall automatically terminate on such date.

(i)    Section 2.07(a) of the Credit Agreement is amended to read as follows:

(a)    The Borrower shall repay to (i) the Non-Extending Lenders, on the Original Maturity Date, the aggregate principal amount of all Loans and all other Obligations outstanding owing to the Non-Extending Lenders on such date and (ii) the Lenders (other than the Non-Extending Lenders), on the Extended Maturity Date, the aggregate principal amount of all Loans and all other Obligations outstanding on such date.

(j)    Section 2.13 of the Credit Agreement is amended to add a new paragraph at the end of such Section to read as follows:

Notwithstanding anything in this Section 2.13 to the contrary, the Lenders agree that any Non-Extending Lender may be repaid the outstanding Obligations owed to it on the Original Maturity Date on a non-pro rata basis.

(k)    Article V of the Credit Agreement is amended to add a new Section 5.20 at the end of such Article to read as follows:

5.20   Covered Entity.

No Loan Party is a Covered Entity.

(l)    Article XI of the Credit Agreement is amended to add a new Section 11.20 at the end of such Article to read as follows:

11.20 Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

2.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)    It has taken all necessary corporate or other organization action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any Guarantor of this Amendment or any other Loan Document other than those that have already been obtained and are in full force and effect.

(d)    After giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representation and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they were true and correct in all respects) as of such earlier date.

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Organization Documents of the Borrower have not been amended, modified or terminated since the Closing Date, remain in full force and effect, and remain true and correct in the form delivered to the Administrative Agent on the Closing Date.

(g)    Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.    First Amendment Effective Date Conditions. This Amendment shall become effective upon satisfaction or waiver of the following conditions (such date, the “First Amendment Effective Date”):

(a)    Receipt by the Administrative Agent of a copy of this Amendment duly executed by the Borrower, the Lenders (other than any Non-Extending Lender) and the Administrative Agent.

(b)    Receipt by the Administrative Agent of (i) such resolutions of the governing body of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which the Borrower is a party; and (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(c)    Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying that (i) the conditions specified in Sections 2(d), 2(e), 3(d) and 3(e) hereto have been satisfied and (ii) there has been no event or circumstance since December 31, 2018 that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d)    There shall not exist any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

(e)    All governmental, shareholder and third party consents and approvals necessary in connection with the transactions contemplated hereby have been obtained and all such consents and approvals are in force and effect.

(f)    Receipt by the Administrative Agent of a fee for each Lender executing this Amendment in the amount set forth in that certain fee letter, dated as of the date hereof, between the Borrower and the Administrative Agent.

(g)    The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the First Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Amendment, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

4.    Miscellaneous.

(a)    Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by all terms of this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

(b)    Loan Document; Entirety; Further Assurances. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

(c)    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)    GOVERNING LAW; Jurisdiction; Waiver of Jury Trial; Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The jurisdiction, service of process, waiver of venue and waiver of jury trial provisions of Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	BGC PARTNERS, INC.,
a Delaware corporation

	By:	/s/ Sean Windeatt
	Name:	Sean Windeatt
	Title:	Chief Operating Officer and
Interim Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Paley Chen
	Name:	Paley Chen
	Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Sherman M. Wong
	Name:	Sherman M. Wong
	Title:	Director

FIRST AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Wallace Lo
Name:	Wallace Lo
Title:	Duly Authorized Signatory

FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ Marina Donskaya
Name:	Marina Donskaya
Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

FIRST AMENDMENT TO CREDIT AGREEMENT

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH,
as a Lender

By:	/s/ Letian Yan
Name:	Letian Yan
Title:	Relationship Manager

By:	/s/ Jeffrey Roth
Name:	Jeffrey Roth
Title:	Executive Director

FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Alaa Shraim
Name:	Alaa Shraim
Title:	Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Marko Mandzuka
Name:	Marko Mandzuka
Title:	Senior Vice President

By:	/s/ Jorge Saavedra
Name:	Jorge Saavedra
Title:	Director

FIRST AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK,
as a Lender

By:	/s/ Hichem Kerma
Name:	Hichem Kerma
Title:	Director

FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Mastroianna
Name:	James Mastroianna
Title:	Director

FIRST AMENDMENT TO CREDIT AGREEMENT

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Liliana Huerta Correa
Name:	Liliana Huerta Correa
Title:	Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Adam Tarr
Name:	Adam Tarr
Title:	Director

FIRST AMENDMENT TO CREDIT AGREEMENT

UMB BANK, N.A.,
as a Lender

By:	/s/ Cory Miller
Name:	Cory Miller
Title:	Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

BANKUNITED, N.A.,
as a Lender

By:	/s/ George Manchenko
Name:	George Manchenko
Title:	SVP

FIRST AMENDMENT TO CREDIT AGREEMENT

STIFEL BANK & TRUST,
as a Lender

By:	/s/ John H. Phillips
Name:	John H. Phillips
Title:	Executive Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT